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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934

Date of Report (Date of earliest event reported): July 20, 1994

                          CoreStates Financial Corp
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             (Exact name of registrant specified in its Charter)


     Pennsylvania               0-6879                   23-1899716
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     (State or other            (Commission              (IRS Employee
     jurisdiction of            File Number)             identification No.)
     incorporation)


                   Centre Square West, 1500 Market Street
                  Philadelphia, Pennsylvania              19101
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          (Address of principal executive offices)      (Zip Code)


         Registrant's telephone, including area code: (215) 973-3806
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       (Former name and former address, if changed since last report)

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Item 5.  Other Events.
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     The information regarding earnings and the restatement of the results of the 1993 fourth and 1994 first quarters set forth in the news release of CoreStates Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.

Item 7.  Exhibits
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     99  CoreStates Financial Corp News Release dated July 20, 1994.


                                           CORESTATES FINANCIAL CORP
                                                 (Registrant)



                                           By /s/ David T. Walker
                                              ------------------------
                                              David T. Walker
                                              Deputy Chief Counsel


Dated:  July 21, 1994

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                                Exhibit Index
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Exhibit No.                                                            Page
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99                            CoreStates Financial
                              Corp News Release
                              dated July 20, 1994                        4


                                 Page 3 of 7